MERRILL LYNCH
MUNICIPAL BOND
FUND, INC.



FUND LOGO



Quarterly Report

September 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Municipal Bond Fund, Inc., September 30, 1999


DEAR SHAREHOLDER

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the three-month period ended September 30, 1999. Strong US employment growth was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased by 10 basis points (0.10%).

Long-term tax-exempt bond yields also rose during the three months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 35 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. The demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Insured Portfolio and
National Portfolio
During the three months ended September 30, 1999 through our investments in the Insured and National Portfolios, we strived to provide an attractive level of tax-exempt income as well as competitive total returns. However, while we were able to provide an attractive level of tax-exempt income, we were less successful in achieving competitive total returns. This was largely the result of both Portfolios being relatively fully invested in an environment of dramatically rising interest rates. This caused each Portfolio's net asset valuations to decline. These declines were not offset by dividend income, as reflected in the Portfolio's total returns. (Complete performance information can be found on pages 4--6 of this report to shareholders.)

Helping the Portfolios' performances to some degree during the September quarter was our emphasis on credit quality as credit spreads widened in the rising interest rate environment. With value having been restored to the taxable and tax-exempt fixed-income markets, we intend to stay the course and monitor financial data for signs pointing to an environment more supportive of fixed-income securities.

At September 30, 1999, the National Portfolio was overweighted in high-quality holdings with nearly 75% of Portfolio assets rated AA or higher by at least one of the major rating agencies. Within the Insured Portfolio, 100% of the holdings were insured and 94% rated AAA.

Limited Maturity Portfolio
Based on our belief that yields would rise, the Limited Maturity Portfolio began the September quarter somewhat defensively positioned. We accomplished this by maintaining cash reserves of between 5%--10% and an average portfolio maturity of 1.6 years. However, after the second tightening by the Federal Reserve Board in August, we moved to a neutral-to-slightly positive investment structure. As a result, we increased the average portfolio maturity to 1.8 years with 2% of net assets in cash reserves. This strategy enhanced Portfolio performance and helped the Portfolio out-perform the average of its peer group for the period, as measured by Lipper Analytical Services, Inc. Our focus continues to be on higher-coupon, higher-quality issues that offer an attractive current yield and the potential to limit principal risk in periods of interest rate volatility.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kenneth A. Jacob)
Kenneth A. Jacob
Vice President and Portfolio Manager



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



(Peter J. Hayes)
Peter J. Hayes
Vice President and Portfolio Manager



November 8, 1999



Merrill Lynch Municipal Bond Fund, Inc., September 30, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                      Ten Years/
                                                                                                        Since
                                                                           3 Month       12 Month     Inception    Standardized
As of September 30, 1999                                                 Total Return  Total Return  Total Return  30-Day Yield
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**              -1.82%       -3.54%        +91.10%        4.86%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**              -2.01        -4.39         +77.01         4.30
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**              -2.02        -4.44         +28.59         4.25
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares**              -2.01        -3.90         +32.18         4.62
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**             -2.36        -4.14         +94.15         5.04
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**             -2.45        -4.86         +80.23         4.48
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**             -2.56        -4.99         +30.05         4.43
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares**             -2.42        -4.46         +33.66         4.79
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares***    +0.84        +2.73         +58.02         3.71
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares***    +0.64        +2.26         +27.14         3.40
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares***    +0.64        +2.25         +19.37         3.39
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class D Shares***    +0.71        +2.52         +21.47         3.62

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 **The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
***The Fund's ten-year/since inception periods are ten years for Class A Shares; from 11/2/92 for Class B Shares; and from 10/21/94 for Class C & Class D Shares.


Insured Portfolio

Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         -3.54%         -7.39%
Five Years Ended 9/30/99                   +5.82          +4.96
Ten Years Ended 9/30/99                    +6.69          +6.26

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         -4.39%         -7.96%
Five Years Ended 9/30/99                   +5.02          +5.02
Ten Years Ended 9/30/99                    +5.88          +5.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         -4.44%         -5.33%
Inception (10/21/94) through 9/30/99       +5.22          +5.22

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         -3.90%         -7.75%
Inception (10/21/94) through 9/30/99       +5.81          +4.94

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


National Portfolio

Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         -4.14%         -7.97%
Five Years Ended 9/30/99                   +6.07          +5.21
Ten Years Ended 9/30/99                    +6.86          +6.42

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         -4.86%         -8.49%
Five Years Ended 9/30/99                   +5.29          +5.29
Ten Years Ended 9/30/99                    +6.07          +6.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payments of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         -4.99%         -5.90%
Inception (10/21/94) through 9/30/99       +5.46          +5.46

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         -4.46%         -8.28%
Inception (10/21/94) through 9/30/99       +6.05          +5.17

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Municipal Bond Fund, Inc., September 30, 1999


PERFORMANCE DATA (concluded)


Limited Maturity
Portfolio

Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +2.73%         +1.70%
Five Years Ended 9/30/99                   +4.06          +3.85
Ten Years Ended 9/30/99                    +4.68          +4.58

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         +2.26%         +1.27%
Five Years Ended 9/30/99                   +3.69          +3.69
Inception (11/2/92) through 9/30/99        +3.54          +3.54

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         +2.25%         +1.26%
Inception (10/21/94) through 9/30/99       +3.65          +3.65

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +2.52%         +1.50%
Inception (10/21/94) through 9/30/99       +4.01          +3.80

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


PORTFOLIO COMPOSITION


For the Quarter Ended September 30, 1999

Insured
Portfolio

Top Ten States*

Illinois                                     15.31%
Texas                                        15.23
New York                                     14.90
Massachusetts                                 5.95
Alabama                                       5.59
Colorado                                      4.04
Washington                                    3.67
New Jersey                                    3.53
Nevada                                        3.04
Wisconsin                                     3.03
                                            -------
Total Top Ten                                74.29
Total Others                                 25.71
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of September 30, 1999 were $1,602,609,042.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart depicting portfolio composition for the Insured
Portfolio according to ratings for the quarter ended September 30, 1999.

AAA/Aaa--94%
AA/Aa--1%
Other++--4%
NR+++--1%

[FN]
  *Based on total market value of the Portfolio as of September 30,
   1999.
 ++Temporary investments in short-term municipal securities.
+++Not Rated.


National
Portfolio

Top Ten States*

New York                                     13.87%
California                                   13.42
Texas                                        11.50
Colorado                                      9.42
Illinois                                      4.99
Pennsylvania                                  4.19
Louisiana                                     3.97
Alaska                                        3.33
Georgia                                       3.08
Massachusetts                                 2.76
                                            -------
Total Top Ten                                70.53
Total Others                                 29.47
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of September 30, 1999 were $1,280,848,822.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart depicting portfolio composition for the National
Portfolio according to ratings for the quarter ended September 30, 1999.

AAA/Aaa--54%
AA/Aa--21%
A/A--9%
BBB/Baa--7%
B/B--1%
CC/Ca--1%
Other++--1%
NR+++--6%

[FN]
  *Based on total market value of the Portfolio as of September 30,
   1999.
 ++Temporary investments in short-term municipal securities.
+++Not Rated.



Limited Maturity
Portfolio

Top Ten States*

New York                                      9.74%
Illinois                                      9.12
Texas                                         7.53
Ohio                                          7.44
Connecticut                                   5.37
Wisconsin                                     4.82
New Jersey                                    4.60
Arizona                                       4.40
Kansas                                        4.17
Indiana                                       4.00
                                            -------
Total Top Ten                                61.19
Total Others                                 38.81
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of September 30, 1999 were $357,149,040.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart depicting portfolio composition for the Limited Maturity Portfolio according to ratings for the quarter ended September 30, 1999.

MIG1++/SP-1--4%
AAA/Aaa--48%
AA/Aa--31%
A/A--5%
BBB/Baa--9%
NR+++--3%

[FN]
  *Based on total market value of the Portfolio as of September 30,
   1999.
 ++Highest short-term rating by Moody's Investors Service, Inc.
+++Not Rated.